UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

IAC Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V75064-P34358 IAC INC. 555 WEST 18TH STREET NEW YORK, NY 10011 IAC INC. 2025 Annual Meeting Vote by June 17, 2025 11:59 PM ET You invested in IAC INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 18, 2025. Vote Virtually at the Meeting* June 18, 2025 9:30 a.m. ET Virtually at: www.virtualshareholdermeeting.com/IAC2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V75065-P34358 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Tor R. Braham* For 1b. Chelsea Clinton For 1c. Barry Diller For 1d. Michael D. Eisner For 1e. Bonnie S. Hammer For 1f. Victor A. Kaufman For 1g. Bryan Lourd For 1h. David Rosenblatt For 1i. Maria Seferian For 1j. Alan G. Spoon* For 1k. Alexander von Furstenberg For 1l. Richard F. Zannino* For 2. To approve a non-binding advisory vote on IAC’s 2024 executive compensation. For 3. To ratify the appointment of Ernst & Young LLP as IAC’s independent registered public accounting firm for the 2025 fiscal year. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. *To be voted upon by the holders of Common Stock voting as a separate class.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V75066-P34358 IAC INC. 555 WEST 18TH STREET NEW YORK, NY 10011 IAC INC. 2025 Annual Meeting Vote by June 17, 2025 11:59 PM ET You invested in IAC INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 18, 2025. Vote Virtually at the Meeting* June 18, 2025 9:30 a.m. ET Virtually at: www.virtualshareholdermeeting.com/IAC2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V75067-P34358 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Chelsea Clinton For 1b. Barry Diller For 1c. Michael D. Eisner For 1d. Bonnie S. Hammer For 1e. Victor A. Kaufman For 1f. Bryan Lourd For 1g. David Rosenblatt For 1h. Maria Seferian For 1i. Alexander von Furstenberg For 2. To approve a non-binding advisory vote on IAC’s 2024 executive compensation. For 3. To ratify the appointment of Ernst & Young LLP as IAC’s independent registered public accounting firm for the 2025 fiscal year. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.